                  LEGGETT & PLATT, INCORPORATED
                 DEFERRED COMPENSATION AGREEMENT

This agreement ("Agreement") is made between Leggett & Platt, Incorporated or its affiliates ("Company") and the executive named below ("Executive").

1. PURPOSE. The purpose of this Agreement is to allow Executive the opportunity to defer payment of salary, awards and other earnings as set forth on Exhibit A hereto (collectively "Earnings").

2. DEFERRAL. Executive irrevocably elects to defer payment of those Earnings set forth on Exhibit A hereto ("Deferral Election Form"). Executive shall submit an executed and completed Deferral Election Form to the Staff Vice President-Personnel ("Administrator") prior to the time such Earnings would have otherwise been paid but for such election. The extent of the deferral, the terms and increments of payment of the Earnings shall be as set forth on the Deferral Election Form and this Agreement.

3. ESTABLISHMENT OF ACCOUNT. The Administrator shall establish an account on the Company's books to which the Earnings, and interest thereon as set forth in Exhibit B shall be credited ("Account"). The establishment of such Account shall not constitute a trust or a fiduciary relationship.

4. VESTING. The amount credited to the Account shall be at all times and in all events one hundred percent (100%) vested in Executive.

5. EXECUTIVE'S RIGHTS UNSECURED. The right of Executive to receive any unpaid portion of the Account shall be an unsecured claim against the general assets of the Company. The Company's obligation under this Agreement is a mere promise to pay money.

6. ADMINISTRATION. This Agreement shall be administered by a Deferred Compensation Committee ("Committee") consisting of the Compensation Committee of the Company. The Administrator will be responsible for administering this Agreement under the direction, control and supervision of the Committee. The Committee shall have the authority to adopt rules and regulations for carrying out the Agreement and discretionary authority to interpret, construe and implement the provisions hereof. The decisions of the Committee, including, but not limited to, interpretations and determination of amounts due under this Agreement (which shall be made in the manner, and in accordance with procedures, required by law), shall be final and binding on all parties. The Committee shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to such Committee member's own gross misconduct.

7. PAYMENT OF EXECUTIVE'S ACCOUNT. Notwithstanding anything contained in the Deferral Election Form, the amount credited to each Executive's Account shall be paid as provided below:

     a. TERMINATION. In the event Executive's employment is terminated for reasons other than death, retirement or disability, Executive shall receive the balance in his Account in a lump sum payment as soon as reasonably practical after such termination.

     b.   DISABILITY.   In the event Executive is determined to be totally and
          permanently disabled by the Committee, Executive shall receive the balance in his Account in a lump sum payment as soon as reasonably practical after the Administrator has made a determination of such disability.

     c. DEATH. In the event of Executive's death, the balance in the Executive's account shall be paid in a lump sum payment to participant's beneficiary or estate as soon as reasonably practical thereafter.

8. DISCRETIONARY PAYMENTS. Notwithstanding any other provision of this Agreement or the Deferral Election Form, the Committee may in its sole discretion at any time during the first calendar quarter of 1994, make a full lump sum payment (i) to Executive or (ii) in the case of Executive's death to Executive's estate or beneficiary who would otherwise be entitled to receive such amount in installments.

     In addition at any time following a request by Executive or Executive's successor, the Committee may at its sole discretion make a full lump sum payment or partial lump sum payment to Executive or Executive's estate or beneficiary.

9. DESIGNATION OF BENEFICIARY. Executive may file with the Administrator a form provided by the Administrator designating one or more beneficiaries to whom payments hereunder shall be made in the event of Executive's death. Executive may change or revoke a designation of a beneficiary at any time or from time to time without obtaining the consent of the beneficiary and the Company shall have no duty to notify such person of the change. A change of beneficiary shall be made by completing a form provided by the Administrator. If notice of beneficiary is not on file with the Administrator or if no person designated by Executive is living at the time of the Executive's death, then the Executive's estate shall be deemed to be his designated beneficiary for the purposes hereof.

10. NOT ASSIGNABLE. The right of an Executive to receive any unpaid portion of the Executive's Account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation.

11. CONFLICT OF DOCUMENTS. In the event of any conflict between the Deferral Election Form and this Agreement, this Agreement shall control.

12. INCOME AND PAYROLL TAX WITHHOLDING. The Company shall withhold from Earnings any taxes required to be withheld for federal, state or local governmental purposes.

13. NO CONTRACT OF EMPLOYMENT. This Agreement does not constitute a contract of employment.

14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns and to Executive, his heirs, executors, administrators and legal assigns.

This Agreement has been executed by Executive and Company on the date set forth below.


________________________________  Dated:__________, 1993
EXECUTIVE



LEGGETT & PLATT, INCORPORATED


By:    ______________________________

Title: ______________________________

                                   EXHIBIT A

                         LEGGETT & PLATT, INCORPORATED
                        DEFERRED COMPENSATION AGREEMENT
                            DEFERRAL ELECTION FORM

1994 SALARY

      Amount or Percentage                    $ _______________ or __________%
      Form of Payment                           _____________________________
      Date of Payment(s)                        _____________________________
      Length of Payment                         _____________________________

1994 ANNUAL SALARY INCREASE
      Amount or Percentage                    $ _______________ or __________%
      Form of Payment                           _____________________________
      Date of Payment(s)                        _____________________________
      Length of Payment                         _____________________________

MANAGEMENT INCENTIVE AWARD
(normally payable 2/94)
      Amount or Percentage                    $  ______________ or __________%
      Form of Payment                            ____________________________
      Date of Payment(s)                         ____________________________
      Length of Payment                          ____________________________

OTHER EARNINGS

      (Other earnings that Executive desires to defer shall be set forth in an addendum to this Exhibit A.)

BENEFICIARY DESIGNATION                           ____________________________

Name ________________________________   Signature _____________________________

                           EXPLANATIONS ON NEXT PAGE

AMOUNTS                       Must be even multiple of $100; minimum $1,000


PERCENTAGES                   Must be between 1% and 100%


FORM OF PAYMENT               Choices:    A.    Lump Sum

                                          B.    Annual Installments

                                          C.    Quarterly Installments


DATE OF PAYMENT               Date on which benefits commence.  Payment dates
                              may be different for each type of compensation deferred.

                              Specified Date--must be two or more years after the end of the calendar year for which the election is in effect. (I.E., cannot begin before January 1, 1997)

LENGTH OF PAYMENT             Number of years benefits are paid.  (If lump sum
                              payment is elected, this would not be
                              applicable).

                                    EXHIBIT B

                               RATES OF INTEREST


                                 3 years -- 6%
                                5 years -- 6.7%
                                 7 years -- 7%
                               10 years -- 7.2%


NOTE: Rates of interest for periods different from those set forth above shall be determined by the Senior Vice President, Finance and Administration in a manner generally consistent with the determination
      of the above rates.     In the event Executive does not elect a lump sum
      payment, interest will be calculated based on the average life of the loan.